SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 January 7, 2002


                         THE HAIN CELESTIAL GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         0-22818               22-3240619
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(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation)                       File Number)         Identification No.)


                58 South Service Road
                Melville, New York                                 11747
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code (631) 730-2200
                                                   --------------



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Item 5.    Other Events

     On January 7, 2002, The Hain Celestial Group, Inc. relocated its principal executive offices to 58 South Service Road, Melville, New York 11747 and changed its telephone number to (631) 730-2200.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE HAIN CELESTIAL GROUP, INC.


Dated:  January 7, 2002          By:    /s/ Ira J. Lamel
                                        ----------------------------------------
                                        Name: Ira J. Lamel
                                        Title: Executive Vice President and
                                               Chief Financial Officer